UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 11, 2013

Blue Water Ventures International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-120967	20-1204606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1765 Country Walk Drive, Fleming Island, FL		32003
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (904) 215-7601

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

SECTION 7.01 - REGULATION FD

On June 11, 2013, Registrant issued a press release which, among other things, announced negotiations with others regarding the expansion of its operations to include deep water salvage of  underwater vessels.  The press release reads substantially as follows:

Blue Water Ventures International Expanding Recovery Efforts

For Immediate Release

Jacksonville, Florida- Blue Water Ventures International, Inc. (the "Company") (OTC trading symbol "BWVI") today announced that the Company will be expanding its recovery efforts to include deeper underwater targets, including merchant ships from WW1 and WW2. These shipwrecks are in both US & International waters. Given the higher costs associated with deep water salvage, each project will require significant funding that the company will have to raise on its own or with deep water joint venture partners. The company has obtained several targets of interest, and intends to immediately begin the requisite survey and archeological review to further refine these targets of interest prior to raising the capital needed to engage in these recovery operations.

Keith Webb, the Company’s President stated “Creating a unit of Blue Water that explores deeper underwater sites certainly has its challenges but we are encouraged that our research and due diligence will provide our team with the best opportunity for financial success.

Blue Water Ventures International, Inc. is a historic shipwreck research and recovery company that locates and recovers lost underwater treasures dated from pre-colonial times to our recent past.

Matters discussed in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on various assumptions and involve substantial risks and uncertainties, including, without limitation, the successful funding of our current operations, the successful development and funding of deep water salvage operations and the overall execution of our business plan, as well as many other factors which may or may not be beyond our control.  No guarantee can be given that we will successfully conclude these endeavors.

Blue Water Ventures International, Inc.
W. Keith Webb (904)215-7601
keith@bwvkw.com
Investor Relations
Source: BLUE WATER VENTURES INTERNATIONAL, INC.
Released: June 11, 2013

There can be no assurance that the Company will, either alone or with joint venture partners, successfully raise the capital necessary to undertake deep water salvage projects or whether said projects can be undertaken profitably.

This information is furnished pursuant to Item 7.01 of Form 8-K.  The information in this report shall not be treated as filed, for purposes of the Securities Exchange Act of 1934, as amended.

The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

99.1 – Press release dated June 11, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER VENTURES INTERNATIONAL, INC.
(Registrant)

Date: June 11, 2013	/s/ W Keith Webb
W. Keith Webb, President